UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011

Q HOLDINGS, INC.
 (Exact name of small business issuer as specified in its charter)

Commission File No. 000-52062

Delaware (State or other Jurisdiction of Incorporation or Organization)	20-3708500 (I.R.S. Employer Identification No.)

615 Arapeen Drive, Suite 102 Salt Lake City, UT	84108
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number:	801-582-5400
Issuer’s facsimile number:	801-582-5401

Grace 2, Inc.
(Former name or former address, if changed since last report.)

With Copies to:
The Sourlis Law Firm
Joseph M. Patricola, Esq.
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Direct: (732) 618-2843
Office: (732) 530-9007
Fax: (732) 530-9008
JoePatricola@SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2011, the Board of Directors of Q Holdings, Inc., a Delaware corporation (the “Company”) elected Dr. Peter Grebow as a Director and member of the Board of Directors. Dr. Grebow will serve as a Director until the next annual meeting of stockholders of the Company or until his successor is elected and qualified.

Dr. Peter Grebow, 65, has also served as a director of Optimer Pharmaceuticals, Inc. since February 2009. In addition, Dr. Grebow has held several key senior management positions at Cephalon Inc., a biopharmaceutical company (“Cephalon”). Dr. Grebow joined Cephalon in January 1991, where he has served in several positions including Senior Vice President, Worldwide Business Development and Senior Vice President, Drug Development, Executive Vice President of Technical Operations, and most recently Executive Vice President of Cephalon Ventures. Prior to joining Cephalon, Dr. Grebow served as the Vice President, Drug Development for Rorer Central Research, a division of Rhone-Poulenc Rorer Pharmaceuticals Inc., from 1986 to 1990.

Dr. Grebow received his undergraduate degree from Cornell University, a Master’s of Science in Chemistry from Rutgers University and a Ph.D. in Physical Biochemistry from the University of California, Santa Barbara. Dr. Grebow’s demonstrated leadership in his field, his knowledge of scientific matters affecting our business and his understanding of our industry contribute to our conclusion that he should serve as a director.

Compensation of Directors

The Company currently compensates our two outside members (those who are not also officers or investors of the Company) of the Board of Directors with an annual stock option grant to purchase 25,000 shares of common stock for each year of service. Such options vest monthly over the course of a 12 month period. Aside from these two outside Director compensation arrangements, our Directors receive no compensation for their service. Directors may be reimbursed for expenses incurred in attending meetings of the Board of Directors.

Transactions with Related Persons

None.

Director Agreements

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Q HOLDINGS, INC.

Dated: December 8, 2011	By:	/s/ DEBORAH A. EPPSTEIN, PH.D.
Deborah A. Eppstein, Ph.D. President and Chief Executive Officer, Director (Principal Executive Officer)

Dated: December 8, 2011	By:	/s/ STEVEN J. BORST
Steven J. Borst, M.B.A. Chief Financial Officer and Vice President of Corporate Development (Principal Financial Officer, Principal Accounting Officer)